                                                                   EXHIBIT 10.21

                                   [RR LOGO]


                                  OFFICE LEASE


         THIS AGREEMENT, dated November 15, 1999, between RSP II BARNETT BANK PLAZA, LTD., a Florida limited partnership ("Landlord") and Global Medical Products, Inc., a Georgia corporation ("Tenant").

                              W I T N E S S E T H:

         Landlord leases to Tenant and Tenant leases from Landlord certain space in the SouthTrust Tower, the address of which is One East Broward Blvd., Suites 1731 to 1737, Fort Lauderdale, FL 33301 (the "Building"), the premises being more particularly identified on the floor plan attached hereto as Exhibit "A" (the "Premises"), subject always to the terms and condition hereof, to wit:

         1. TERM. SEE EXHIBIT "E", LEASE ADDENDUM

         2. USE. The Premises shall be used for general offices and for no other purpose. Tenant shall not use or permit the use of the Premises for any purpose which is illegal or which creates a nuisance.

         3.       RENT.

                  (a) Tenant agrees to pay Landlord during the full term of this Lease the monthly base rent specified in the Schedule of Basic Lease Terms, each payment of rent being due on the first day of each calendar month, in advance, with no offset, claim or deduction. The first full month's rent shall be due and payable on the date of execution hereof. The monthly base rent shall be adjusted from time to time as provided in the Schedule of Basic Lease Terms.

                  (b) Tenant agrees to pay Landlord its proportionate share of the total Operating Expenses of the Building and its amenities for each calendar year during the term hereof as provided in the Schedule of Basic Lease Terms. The term "Operating Expenses" shall mean all of the Landlord's costs and expenses incurred in operating, maintaining, repairing and managing the Building and the lands and facilities serving it, as determined by standard accounting practices, including by way of illustration and not limitation all insurance premiums, landscaping, repair and maintenance expenses, expenditures for normal replacement of personalty and equipment serving the Building, the cost of licenses and permits, costs of personnel employed in the operation and management of the Building and their related benefits, reasonable management fees and, when provided by Landlord, charges for utilities, cleaning and janitorial services. Operating Expenses shall not include depreciation, the costs incurred by Landlord for repairs or replacements caused by casualty or condemnation and interest and principal payments on mortgages. If the Building is not fully occupied during a period for which Operating Expenses are to be determined, then Operating Expenses shall be adjusted for such period to that amount which they would have been had the Building been fully occupied based on Landlord's reasonable estimate.

                  (c) Tenant also agrees to pay to Landlord its proportionate share of Taxes levied and assessed upon the Building and its amenities for each calendar year or portion thereof during the term. The term "Taxes" shall include all ad valorem real and personal property taxes levied and assessed against the Building, the property upon which it is located and all personalty used by the Landlord in the use, operation and management thereof, together with all costs and fees, if any, incurred by Landlord in engaging consultants, agents and/or attorneys to contest or reduce Taxes.

                  (d) Tenant's proportionate share of such Operating Expenses and Taxes (as provided above) is payable as follows:

                           (i) On the first day of each calendar month of the Lease term, Tenant shall pay to Landlord the amount estimated by Landlord to be Tenant's monthly proportionate share.

                           (ii) Within 120 days following the end of each calendar year, Landlord shall furnish with a statement or statements covering the year just expired showing the Operating Expenses and Taxes, the amount of Tenant's proportionate share of the excess thereof for such year and the payments made by Tenant with respect to such year. If Tenant's proportionate share is less than Tenant's payments so made, Tenant shall be entitled to a credit of the difference, or if such share is greater than Tenant's payments, Tenant shall pay to Landlord the deficiency within thirty (30) days after receipt of such statement. At Landlord's option, statements may be rendered separately for Tenant's proportionate share of Taxes and Operating Expenses.

                           (iii) The proportionate share of such Operating Expenses and Taxes for the calendar year in which termination of this Lease occurs shall be adjusted by Landlord upon termination based upon its actual and anticipated experience for the year of termination (extended for the full year), prorated to the date of termination. Tenant shall pay its proportionate share of such Operating Expenses and Taxes based on such adjustments within thirty (30) days from billing notwithstanding the termination hereof.

                  (e) Tenant shall pay all sales and use taxes levied or assessed against the sums due hereunder as and when said taxes are due.

                  (f) All sums due under this Lease shall be payable in United Sates Dollars in Jacksonville, Duval County, Florida, at the address designated for rent payments in the Schedule of Basic Lease Terms, or at such other address as Landlord shall hereafter designate by written notice to Tenant. If any payment due under this Lease is not paid within ten (10) days after its due date, Tenant agrees to pay a late charge equal to six percent of the amount of the then outstanding balance due Landlord and a similar charge on the first day of each succeeding month imposed on the amount that then remains unpaid (including prior unpaid late charges). Payment by Tenant or receipt by Landlord of a lesser amount than the amount then due from Tenant shall be deemed to be payment on account of late charges, interest and then the earliest sums due hereunder, and no endorsement or statement of any check or any letter accompanying any payment shall result in an accord and satisfaction. Landlord's acceptance of such lesser payment shall be without prejudice to the exercise by Landlord or any right or remedy hereunder.

                  (g) For purposes Of Section 467 of the Internal Revenue Code, as amended, rents and other payments due hereunder shall be allocated as income or deduction, as the case may be, on the basis of when the particular rent or other payment is received by Landlord.

         4. SERVICES. The Building's normal business hours are from 7:00 A.M. to 7:00 P.M., Mondays through Fridays and 7:00 A.M. to 1:00 P.M. on Saturdays, exclusive of usual holidays. The interruption of services resulting from causes beyond Landlord's reasonable control shall not be deemed a default thereunder nor be construed as an eviction, nor work an abatement of rent, nor relieve Tenant from any obligation hereunder. If Tenant shall require any air conditioning, electrical or other service outside of the Building's normal business hours or in excess of the standard for the Building, Tenant will advise Landlord of such requirement and shall pay the cost of such additional service (including installation, operation, maintenance and any increase in insurance expense resulting therefrom).

         5. SIGNAGE. No signage visible from outside the Premises shall be used by or placed upon the Premises or the Building by Tenant without Landlord's prior written approval.

         6. CARE OF THE PREMISES. Tenant shall keep the Premises in good, clean and sanitary condition, making all needed repairs promptly. Tenant shall not commit or permit any waste to the Premises. Tenant shall promptly repair any damage done to Premises and to the Building, or any part thereof, including replacement of damaged portions or items, caused by Tenant or Tenant's agents, employees, invitees, or visitors. All such work or repairs by Tenant shall be effected in compliance with all applicable laws. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof to the Landlord within ten (10) days of Landlord's demand therefor. Tenant shall not make or allow to be made any alterations to or install any vending machines on the Premises, without the prior written consent of Landlord. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. If Tenant fails to do so, Landlord may remove the same and Tenant agrees to pay Landlord on demand the cost of making repairs to the Premises caused by such removal. Tenant shall not use or permit the use of the Premises for the generation, storage, treatment, use, transportation or disposal of any chemical, material, or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited, or regulated by any federal, state, county, regional, local or other governmental authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the other tenants and occupants of the Landlord's property or adjacent property. If any such chemical, material or substance is used upon the Premises in the ordinary course of Tenant's permitted business, Tenant shall not use such chemical, material or substance in a hazardous manner. In the event of any use in violation of this provision Tenant will remove, or cause to be removed, such material at its own expense, and will indemnify Landlord for any loss or expense, including reasonable attorney fees, it suffers as a result of the violation. Tenant's liability for such indemnification is not limited by any exculpatory provision in this Lease, and shall survive any cancellation or termination of this Lease or transfer of Landlord's interest in the Premises.

         7.       PARKING. SEE EXHIBIT "E", LEASE ADDENDUM

         8. LAWS AND REGULATIONS. Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction of the premises or Tenant's use thereof and the Building Rules and Regulations and such other nondiscriminatory rules as are published from time to time by Landlord for operation of the Building and the facilities serving it; provided that Tenant shall not be obligated to make improvements to the Premises.

         9. ENTRY BY LANDLORD. Landlord may enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all time) to inspect the condition, occupancy or use thereof, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

         10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublease, transfer, pledge, or encumber this Lease or any interest therein without Landlord's prior written consent, which consent shall not be unreasonable refused. For purposes hereof the transfer of all or a controlling interest in Tenant shall be deemed an assignment of this Lease. Any attempted assignment, sublease or other transfer or encumbrance by Tenant in violation of the terms and convenants of this paragraph shall be void. Should Tenant desire to assign or sublet the Premises (or any portion thereof) Tenant shall notify Landlord in writing and furnish to Landlord the name and address of the proposed assignee or subtenant together with a narrative of the business in which the Tenant is engaged, financial statements for the immediate prior three (3) year and the proposed agreement of assignment or sublease. Within fifteen (15) business days of the furnishing of such notice and other items Landlord shall either (1) approve the request; (2) deny the request, stating with such denial the reasons therefor, or (3) agree to sublet the Premises (or portion thereof) from Tenant for the balance of the term of this Lease, on the same terms and conditions as stated in the proposed agreement of assignment or sublease, in which latter event Tenant shall enter into the said agreement with Landlord as provided in the proposed agreement theretofore furnished to Landlord within thirty (30) days thereafter. Landlord shall be entitled to all consideration in excess of the rents due hereunder given by the assignee or subtenant to the Tenant for the assignment or subletting, including without limitation rent overages, and no assignment or subletting shall relieve Tenant of any obligation hereunder. Landlord's consent to a particular assignment, subletting, transfer, pledge or encumbrance shall not obviate the necessity for Landlord's consent to any future assignment, subletting, transfer, pledge or encumbrance, Landlord retaining the right to consent to each and every of same.

         11. MECHANICS LIENS. The Landlord's interest in the Premises is not and shall not be subject to liens for improvements made by Tenant. Tenant agrees to notify every person making improvements to the Premises of the provisions of this paragraph, and Tenant's failure to do so shall be a default hereunder. Tenant will not permit any mechanic's lien to be filed against the Premises or the Building. In the event any such lien is claimed against the Premises or Building because of work done for or materials furnished to Tenant, then Tenant shall promptly cause same to be discharged. If Tenant fails to do so within ten (10) days after demand, then, in addition to any other right or remedy of Landlord, Landlord may, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes and Landlord's reasonable attorneys' fees shall be paid by Tenant to Landlord upon demand. At Landlord's request Tenant shall execute a memorandum of lease containing these provisions in order to protect Landlord's estate against such liens.

         12. INDEMNITY; INSURANCE. Subject to the provisions of Section 13 below, Tenant shall indemnify and hold Landlord harmless from all claims for personal injury and/or property damages occurring in or about the Premises or arising from Tenant's use or occupancy thereof or occasioned in whole or in part by any act or omission of Tenant, its agents, contractors and employees. Tenant shall maintain a policy or policies of comprehensive general liability insurance satisfactory in all respects to Landlord, and casualty and extended coverage insurance insuring the full replacement value of all Tenant's fixtures and personalty. All policies shall name Landlord as an additional insured, with the premiums thereon fully paid by Tenant on or before their due date. The liability insurance policy shall afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Prior to its occupancy of the Premises and from time to time thereafter as requested by Landlord, Tenant shall furnish to Landlord certificates of the insurers providing the insurance required hereby certifying that such coverages are in full force and effect and that all premiums therefor have been paid. Landlord agrees to maintain a policy or policies, in adequate amounts, of comprehensive general liability insurance for the Building, including, without limitation, comprehensive liability for water damage and similar consequential damages to the Premises or to Tenant's personalty, in adequate amounts.

         13. WAIVER OF SUBROGATION. Landlord and Tenant waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Building or any personal property therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, contractors, or employees. Each party agrees to obtain a waiver of subrogation endorsement on its insurance policies.

         14. CASUALTY DAMAGE. If the Premises or any part thereof is damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty. When the Building has been restored by Landlord (including the work done by Landlord in the Premises as "Landlord's Work" under the Work Letter attached hereto as Exhibit "B"), Tenant shall complete the restoration of the Premises and the replacement of Tenant's furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of base rent and Operating Expenses during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damages.

         15. CONDEMNATION. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the base rental and Operating Expenses payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building, including the Landlord's Work required to be done in the Premises by the Work Letter, nor shall Landlord in any event be required to expend for such work an amount in excess of the amount received by Landlord as compensation for such damage. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord and Tenant shall not be entitled to an expressly waives any claim to such compensation. Tenant shall however be entitled to make a separate claim for its trade fixtures, personalty and relocation expenses.

         16. RELEASE FROM LIABILITY FOR DAMAGES ARISING FROM CERTAIN CAUSES. Except to the extent of the insurance coverage maintained by the Landlord, the Landlord shall not be liable to Tenant and Tenant hereby releases Landlord of all liability for loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord, and from liability for water damage and similar consequential damages to the Premises or to Tenant's personalty from any cause whatsoever.

         17.      DEFAULT; REMEDIES.

                  (a) It shall be a default hereunder if (i) Tenant shall fail to pay any rent or other sums of money within ten (10) days after the same is due and fails to cure the same within 10 days after receipt of written notice of the same; (ii) Tenant shall fail to comply with any other provision of this Lease or any other agreement between Landlord and Tenant and fails to cure the same within thirty (30) days after written notice of the same; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant shall fail to promptly take possession of, open for and continuously operate its business in the Premises when the Premises are delivered to it and thereafter during the term hereof (it being intended that a vacating by Tenant shall be a default hereunder);
         (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statue of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

                  (b)      Upon the happening of any such events, Landlord may
         (i) cancel and terminate this Lease and dispossess Tenant; (ii) terminate the possession of Tenant hereunder and declare all amounts and rents due under this Lease for the remainder of the existing term to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated (in which event Tenant shall be liable to Landlord in damages for the unpaid rentals and other charges and the excess of the amounts thereafter due hereunder over the fair rental value of the Premises over the remaining term, plus the estimated cost of new leasehold improvements and fixturing for another tenant); (iii) enter and repossess the Premises and relet the Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting, and that due and payable under the terms of this Lease; or (iv) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action).

                  (c) All such remedies of Landlord shall be cumulative, and in addition, Landlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

         18. PEACEFUL ENJOYMENT. Tenant shall, and may peacefully have, hold and enjoy the Premises against all persons claiming by, through or under Landlord, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein required to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained.

         19. RELOCATION. Landlord at its option may request Tenant to relocate from the Premises to comparable space and location (a "Relocation Space") within the Building. Landlord shall furnish Tenant reasonable written notice (not to exceed ninety (90) days) of Landlord's request with respect to such relocation. If approved by Tenant, any such relocation shall be entirely at the expense of Landlord. From and after the date of such relation the term "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than to the original premises as herein defined, and Tenant's proportionate share shall thereupon be equitably adjusted.

         20. HOLDING OVER. In the event of holding over by Tenant without Landlord's written consent Tenant shall pay rent equal to twice the applicable base rent plus other sums due from time to time hereunder (including Tenant's proportionate share of Operating Expenses and Taxes). Possession by Tenant after the expiration of this Lease shall not be construed to extend its term. Tenant shall be responsible for all damages suffered by Landlord on account of any such holding over.

         21. ATTORNMENT; SUBORDINATION; AND ESTOPPEL CERTIFICATES. Tenant will attorn to any purchaser or mortgagee of the Building from and after the acquisition thereof by such purchaser or mortgagee. This Lease is and shall be subject and subordinate to any mortgage, deed of trust or other lien created by Landlord, whether presently existing or hereafter arising, upon the Premises, or upon the Building, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modification, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other mattes as Landlord or its mortgagee shall reasonably require.

         22. ATTORNEYS' FEES. Tenant agrees that Tenant will pay, in addition to the rents and other sums agreed to be paid hereunder, all collection and court costs incurred by Landlord and Landlord's reasonable attorneys' fees incurred for the enforcement of Landlord's rights under this Lease. If suit be brought the prevailing party shall be entitled to recover from the other the prevailing party's costs, including reasonable attorneys' fees, whether such fees and costs be incurred at trial, on appeal, in bankruptcy proceedings or otherwise.

         23. NO IMPLIED WAIVER. The failure of Landlord to insist any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount that the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         24. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and any insurance policies and proceeds and Tenant agrees to look solely to Landlord's interest in the Building and insurance policies and proceeds for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

         25. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum specified as a Security Deposit in the Rent Schedule, which sum shall be retained by Landlord without interest as security for Tenant's faithful performance of this Lease. Landlord may commingle the security deposit with Landlord's other funds and Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearage of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount or, following termination of this Lease, return the balance of the security deposit after any such application. If Landlord transfers it interest in the Premises during the term of this Lease, Landlord may assign the security deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit.

         26. NOTICE. All notices shall be in writing, and shall be deemed given when deposited in the United States certified mail, postage prepaid (return receipt requested), or when deposited with a reputable overnight courier, addressed to the party to be notified at the address stated in the Schedule of Basic Lease Terms, or by delivering the same in person to such party. Notice to Tenant may also be effectuated by delivery to the Premises. Any notice given or delivered by other means shall not be effective.

         27. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         28. TIME OF PERFORMANCE. Except as expressly otherwise herein provided time is of the essence of this Lease.

         29. RADON. Radon is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord makes no representation or warranty with respect to the presence or absence of radon in or about the Property other than that Landlord has no actual knowledge or notice of radon emissions in or about the Property which exceed the State of Florida or federal government safe standards.

         30. COMMISSIONS. Tenant represents that it has not dealt with any real estate broker or salesman in connection with this Lease except CB RICHARD ELLIS, INC. ("Broker"), whose commission shall be paid by Landlord, and
         ("Co-Broker") whose share of the commission will be paid by the Broker. Tenant has dealt with no other person which would create any liability for the payment of a commission by the Landlord, and if any other person claims a commission, Tenant shall indemnify and hold harmless from liability therefor, including without limitation, the costs of defense of such claim and the fees and costs of Landlord's attorney.

         31. LANDLORD'S LIEN. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under and subject to the Uniform Commercial Code of the State of Florida so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's lien and rights provided by law or by the other terms and provisions of this Lease. Tenant agrees to execute as debtor such financing statement or statements and such other documents as Landlord may now or hereafter request in order to protect or further prefect Landlord's security interest.

         32. EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

                  Exhibit                   Name
                   "A"                      Floor Plan
                   "B"                      Work Letter
                   "C"                      Rent Schedule
                   "D"                      Rules and Regulations
                   "E"                      Lease Addendum
                   "F"                      Authorization Letter


The Authorization Letter attached as Exhibit "F", if included, contains the names of persons authorized to bind Tenant for all matters related to this Lease, amendments thereto and Tenant's use and occupancy of the premises.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

Executed in the Presence of:             LANDLORD:

                                         RSP II BARNETT BANK PLAZA, LTD.

                                         By: The Regency Group, Inc., its Agent


                                         By:
-------------------------------------       ------------------------------------
                                              George Brookshire
-------------------------------------         Vice President

                                         Dated as to Landlord:
                                                              ------------------
Executed in the Presence of:             TENANT:

                                         GLOBAL MEDICAL PRODUCTS, INC.
                                         A Georgia corporation


                                         By:
-------------------------------------       -----------------------------------
                                         Name: Dr. Bart Chernow
-------------------------------------
                                         Title: President

                                         Dated as to Tenant:
                                                            --------------------

                                   EXHIBIT "A"
                                   FLOOR PLAN

                                   EXHIBIT "B"
                                   WORK LETTER


It is agreed that Landlord will complete construction of the Premises ("Premises") leased by Landlord to Tenant in that certain Lease Agreement (the "Lease") of even date herewith to which a copy of this Work Letter is attached in accordance with the following:

(1) The executed lease document and final working drawings and specifications of materials relating to all improvements (the "Improvements") that Tenant desires to be installed in the Premises
         shall be submitted to Landlord no later than       , 199 . Landlord
         shall have    days from receipt of final approved working drawings to
         complete construction. Such drawings and the specifications of materials shall be subject to approval by Landlord.

(2) Landlord's general contractor shall perform the construction of all Improvements in accordance with the working drawings and specifications approved by Landlord.

(3) If Tenant requests any changes in the approved plans and specifications for the Improvements, Tenant shall present Landlord with revised plans and specifications. If Landlord approves such changes, Landlord shall incorporate such changes in the Improvements; Landlord, however, may require prior to proceeding with any changes, additional cash advances against the Tenant's Costs in the event Landlord determines that Tenant's proposed changes will increase the amount of such costs.

(4) If Tenant requests changes in the approved plans and specifications for the Improvements and if such changes shall delay the work to be performed hereunder, or if Tenant shall otherwise delay the completion of said work, then, notwithstanding any provision to the contrary in the Lease, Tenant's obligation to pay rent hereunder shall nevertheless commence on the date that the Lease Term would have otherwise commenced had Tenant not delayed the work.

(5) All terms herein used shall have the same meaning as when used in the Lease.



Executed in the Presence of                      LANDLORD:


                                                 By:
----------------------------------                  ---------------------------
                                                 Name:
----------------------------------                   --------------------------
                                                 Title:
                                                       ------------------------
                                                 Dated as to Landlord:


Executed in the Presence of                      TENANT:


                                                 By:
----------------------------------                  ---------------------------
                                                 Name:
----------------------------------                   --------------------------
                                                 Title:
                                                       ------------------------
                                                 Dated as to Landlord:

                                   EXHIBIT "C"
                          SCHEDULE OF BASIC LEASE TERMS
                             FOR FULL SERVICE TENANT

A. The monthly base rent payable in advance on the first day of each month during the term hereof is:


         1. For each of the first________months, the sum of $__________; or $__________________ per rentable square foot annually.

         2. For each of the next succeeding___________ months, the sum of $________________ ; or $_______________ per rentable square foot annually.

         3. For each of the next succeeding___________ months, the sum of $________________ ; or $_______________ per rentable square foot annually.

         3. For each of the next succeeding___________ months, the sum of $________________ ; or $_______________ per rentable square foot annually.

         3. For each of the next succeeding___________ months, the sum of $________________ ; or $_______________ per rentable square foot annually.

         The term of the Lease shall end on the last day of the 60th month following Commencement Date. For purposes hereof a month shall be deemed to mean a full calendar month and the adjustments shall be made as of the first day of a calendar month. Rent for the first month of the term, if not a full month, shall be prorated on a daily basis as of the Commencement Date. For example, if the Commencement Date is on the 15th day of a particular month and an adjustment is to be made after the 12th month of the term, rent for the month in which the Commencement Date occurs shall be prorated on the basis of 16/30ths, and the subsequent rent adjustment shall be made as of the first day following the 12th full calendar month next succeeding the Commencement Date. Similarly the end of the term of the Lease shall be deemed to be the last day of the last full calendar month of the term. Thus in a twelve month lease commencing December 15, the final day of the term will be December 31 of the following year.

         B. The Building's square footage is 332,568 rentable square feet, of which _______ square feet of usable square feet is to be occupied by Tenant as the Premises. The ratio of rentable square footage to usable square footage in the Building is presently 1.165 (the "Factor"), which results in a rentable square footage in the Premises of_______________.

         C. Tenant's proportionate share of Operating Expenses and Taxes will be calculated by dividing the number of rentable square feet in the Premises by the number of rentable square feet in the Building. Tenant's proportionate share may change each year based on changes in the Factor. Tenant agrees to pay its proportionate share of (i) Operating Expenses in excess of $ 1999 actuals per annum (the "Operating Expense Base"), the Operating Expense Base being estimated to be approximately $6.42 per rentable square foot per annum, and (ii) Taxes in excess of $ 1999 actuals per annum (the "Tax Base"), the Tax Base being estimated to be approximately $2.43 per rentable square foot per annum.

         D. The terms "rentable" and "usable" square footage (or area) shall have the meanings ascribed to them by the Building Owners and Managers Association International as the "American National Standard", as amended, modified so as to include within rentable area not only the tenant's prorata portion of the common and service areas on the floor on which the Premises is located, but also its prorata portion of the common and service areas serving the Building generally (such as, by way of example, lobbies, loading docks, connecting tunnels and corridors, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and the like). For purposes of this Lease the rentable area of the Premise, if a full floor, is the rentable area of that floor plus a proportionate part of the common and service areas serving the Building generally. If the Premises are not a full floor the rentable area of the Premises is determined by multiplying the usable area of the Premises as determined by Landlord by the Factor.

         E. The security deposit required by paragraph 25 of the Lease is $_____________________.

         F. Rent and other sums due under this Lease shall be payable to RSPII Barnett Bank Plaza, by maul at Barnett Bank Plaza Rent, GECRG/Windy City Holdings, Inc., Lock Box #277003, Atlanta, GA 30384-7003. For purposes of notice the address of Landlord is the foregoing address and the address of Tenant is
One East Broward Boulevard, Suite       , Fort Lauderdale, FL 33301.

                                   EXHIBIT "D"
                         BUILDING RULES AND REGULATIONS

1. No sign, picture, advertisement, or notice shall be displayed by Tenant on any part of the Demised Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement, or notice approved by Landlord shall be painted or installed for Tenant by Landlord at Tenant's expense. No awnings, curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises without the prior written consent of the Landlord and including approval by the Landlord of the quality, type, design, color and manner attached.

2. Tenant agrees that its use of electrical current shall never exceed the capacity of existing feeders, risers or wiring installation. Any additional electrical wiring shall be done by Landlord's electrician or supervised by such electrician, and Tenant shall bear the expense of such additional materials and installation.

3. The Tenant shall not do or permit to be done in or about the Demised Premises or said Building anything which shall increase the rate of insurance on said Building or its property, or obstruct or interfere with the rights of other tenants of Landlord or annoy them in any way, including, but not limited to, using any musical instrument, making loud or unseemly noises, or singing, etc., nor use the Demised Premises for sleeping, lodging, or cooking by any person at any time except with permission of Landlord. Tenant will be permitted to use for its own employees within its Premises a conventional coffee-maker. No vending machines of any kind will be installed, permitted or used on any part of the Demised Premises. No part of said Building shall be used for gambling, immoral, or other unlawful purposes. No intoxicating beverage shall be sold or used in said Building without prior written consent of the Landlord. No area outside of the Demised Premises shall be used for storage purposes at any time.

4. No bicycles, vehicles or animals of any kind shall be brought into said Building or kept in or about the Premises.

5. The sidewalks, entrances, passages, corridors, halls, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than those for which same were intended as ingress and egress. No window shall be covered or obstructed by Tenant. Toilets, wash basins, and sinks shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein.

6. No additional lock, latch or bolt of any kind shall be placed upon any door or any changes be made in existing locks or mechanism thereof without written consent of Landlord. At the termination of this Lease, Tenant shall return to Landlord all keys furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

7. Landlord shall have the right to prescribe the weight, position and manner of installation of heavy articles such as safes, machines, and other equipment which Tenant may use in the Demised Premises. No safes, furniture, boxes, large parcels, or other kind of freight shall be taken to or from the Demised Premises or allowed in any elevator, hall or corridor at any time except by permission of and at times allowed by Landlord. Tenant shall make prior arrangements with Landlord's Building Superintendent for use of freight elevator for the purpose of transporting such articles and such articles may be taken in or out of said Building only between or during such hours as may be arranged with and designated by said Superintendent. The persons employed to move the same must be approved by Landlord. In no event shall any weight be placed upon such floor by Tenant so as to exceed 50 pounds per square foot of floor space without the prior written approval of Landlord.

8. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises, and no inflammable, combustible or explosive fluid, chemical or substance shall be brought into said Building.

9. The Building shall be open to Tenant, its employees, and business visitors between the hours of 7:00 A.M. and 6:00 P.M., on all days except Saturdays, Sundays and holidays and on Saturdays between the hours of 7:00 A.M. and 1:00 P.M. At all other times every person, including Tenant, its employees and visitors entering and leaving said Building may be questioned by a watchman as to that person's business therein and shall be required to sign such person's name on a form provided by Landlord for registering such person. Landlord shall not be liable for excluding any person from said Building during such other times, or for admission of any person to said Building at any time, or for damages or loss or theft resulting therefrom to any person including Tenant.

10. Unless explicitly permitted by the Lease, Tenant shall not employ any person other than Landlord's employees for the purpose of cleaning and taking care of the Demised Premises. Landlord shall not be responsible for any loss, theft, mysterious disappearance of, or damage to, any property, however occurring. Only persons authorized by the Landlord may furnish ice, drinking water, towels, and other similar services within the Building and only at hours and under regulations fixed by Landlord.

11. Landlord reserves the right to prescribe restricted hours for deliveries to Tenant. It shall be the Tenant's responsibility to notify vendors of these restrictions.

12. Landlord reserves the right, from time to time, to amend any one or more of the above Rules and Regulations and to make such other reasonable rules and regulations as in its judgment may be needed from time to time for the safety, care, and cleanliness of the Demised Premises and the Building and for the preservation of good order therein.

                                   EXHIBIT "E"
                                 LEASE ADDENDUM


1. Paragraph 1. Term is hereby deleted and the following inserted therefor: "The Lease Term shall commence on ___________________________ (the "Commencement Date") and expire ____________________. At the conclusion of the term, Tenant shall return the Premises to Landlord broom-clean and in as good condition as when possession was delivered to Tenant, ordinary wear and tear accepted.

2. Paragraph 7. Parking is hereby deleting and the following inserted therefor: "Provided Tenant is not in default of any term, condition, or covenant of the Lease, Landlord will provide Tenant with _________ (__) parking spaces in the attached Barnett Bank Plaza parking garage at and adjacent to City Hall. The cost for each parking space during the first
         (1st) year of the term will be $65.00 per month per space for covered parking and $45.00 per month per space for uncovered parking. Beginning in the second (2nd) year of the Term, Landlord may annually adjust this rate to reflect current market rates. Any additional spaces required by Tenant can be leased on a month-to-month basis in the Building garage (pending availability) at the market rates."


Executed in the Presence of:             LANDLORD:

                                         RSP II BARNETT BANK PLAZA, LTD.

                                         By: The Regency Group, Inc., its Agent

                                         By:
----------------------------------         -------------------------------------
                                              George Brookshire
----------------------------------            Vice President

                                         Dated as to Landlord:
                                                              ------------------
Executed in the Presence of:             TENANT:


                                         A                           corporation
                                          ---------------------------


                                         By:
----------------------------------          ------------------------------------
                                         Name:
----------------------------------            ----------------------------------
                                         Title:
                                                --------------------------------
                                         Dated as to Tenant:
                                                            --------------------